Commitments and contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Commitments
We have various contractual obligations, some of which are required to be recorded as liabilities in our Consolidated Balance Sheets, including long- and short-term debt and lease commitments. Other contractual obligations, namely unconditional purchase obligations, are generally not required to be recognized as liabilities but are required to be disclosed.
Our contractual obligations as of December 31, 2022 can be summarized as follows:

Payments due by period (€, in millions)	Total	1 year	2 year	3 year	4 year	5 year	>5 years
Long-Term Debt Obligations, including interest[1]	4,837.1	823.5	46.3	46.4	1,046.3	782.4	2,092.2
Lease Obligations[2]	199.1	49.9	37.4	28.8	24.7	21.1	37.2
Purchase Obligations	11,815.1	9,703.9	1,152.5	729.9	165.5	51.1	12.2
Total Contractual Obligations	16,851.3	10,577.3	1,236.2	805.1	1,236.5	854.6	2,141.6
1.Long-term debt obligations mainly relate to principal amounts and interest payments of our Eurobonds. For the amounts excluding interest expenses and for further details see Note 16 Long-term debt and interest and other costs.
2.For further details see Note 14 Right-of-use assets and lease liabilities.
We have purchase obligations towards suppliers in the ordinary course of business which mainly relate to goods and services for our operations. The general terms and conditions of the agreements relating to the major part of our purchase obligations as of December 31, 2022, contain clauses that enable us to delay or cancel delivery of ordered goods and services up to the dates specified in the purchase agreements, in line with the timing of future sales. The terms and conditions that we normally agree with our suppliers give us additional flexibility to adapt our purchase obligations to our requirements in light of the cyclicality and technological developments inherent in the industry in which we operate.
Contingencies
ASML is subject to proceedings, litigation and other actual or potential claims, including those related to a potential violation of laws and regulations. ASML’s customers may be subject to claims of infringement from third parties alleging that the ASML equipment used by those customers in the manufacture of semiconductor products, and/or the methods relating to use of the ASML equipment, infringes one or more patents issued to those third parties. If these claims were successful, ASML could be required to indemnify such customers for some or all of the losses incurred or damages assessed against them as a result of that infringement. Further, ASML has been subject to misappropriation of data relating to proprietary technology by a (now) former employee in China. Although we do not believe that the misappropriation is material to our business, certain export control regulations may have been violated. ASML has reported the incident to relevant authorities.
In connection with any proceedings and claims, our management evaluates, based on the relevant facts and legal principles, the likelihood of an unfavorable (or favorable) outcome, and whether the amount of the loss (or gain) can be reasonably estimated. Judgment is required in these evaluations, including judgments regarding the validity of asserted claims and the likely outcome of legal and administrative proceedings. The outcome of these proceedings, however, is subject to a number of factors beyond our control, most notably the uncertainty associated with predicting decisions by courts and administrative agencies. In addition, estimates of the potential costs (or gains) associated with legal and administrative proceedings frequently cannot be subjected to any sensitivity analysis, as damage estimates or settlement offers by claimants may bear little or no relation to the eventual outcome. Finally, in any particular proceeding, we may agree to settle or to terminate a claim or proceeding in which we believe that it would ultimately prevail where we believe that doing so, when taken together with other relevant commercial considerations, is more effective than engaging in an expensive and protracted litigation, the outcome of which is uncertain.
As of December 31, 2022, management has determined that ASML does not have any material contingencies which are considered probable or reasonably probable for each year presented in our Consolidated Balance Sheets.